Exhibit 32.2

CERTIFICATION PURSUANT TO 18 U.S.C. SECTION 1350,

AS ADOPTED PURSUANT TO SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Quarterly Report of AppTech Payments Corp. on Form 10-Q for the period ended June 30, 2024 as filed with the Securities and Exchange Commission on the date hereof (the “Report”), I, Meilin Yu, Chief Financial Officer of AppTech Payments Corp., certify, pursuant to 18 U.S.C. §1350, as adopted pursuant to §906 of the Sarbanes-Oxley Act of 2002, that to the best of my knowledge:

1.	The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

2.	The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Partnership.

Date: August 14, 2024	/s/ Meilin Yu
Meilin Yu
Chief Financial Officer and Treasurer